                                                                   EXHIBIT 99(c)

                       AMERICAN HONDA FINANCE CORPORATION
Annual Statement to Certificateholder--Honda Auto Receivables 2002-3 Owner Trust
                          04/01/2002 THROUGH 03/31/2003

I. ORIGINAL DEAL PARAMETER
--------------------------
INPUTS
------
  (A) Total Portfolio Balance                                                             $1,030,000,000.95
  (B) Total Securities Balance                                                            $1,030,000,000.95
  (C) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                           $285,500,000.00
    (ii)  Class A-1 Notes Percentage (C(i)/IB)                                                       27.72%
    (iii) Class A-1 Notes Rate                                                                     1.82250%
    (iv) Class A-1 Notes Accrual Basis                                                           Actual/360
  (D) Class A-2 Notes
    (i)   Class A-2 Notes Balance                                                           $261,000,000.00
    (ii)  Class A-2 Notes Percentage (D(i)/IB)                                                       25.34%
    (iii) Class A-2 Notes Rate                                                                       2.260%
    (iv) Class A-2 Notes Accrual Basis                                                               30/360
  (E) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                           $290,000,000.00
    (ii)  Class A-3 Notes Percentage (E(i)/B)                                                        28.16%
    (iii) Class A-3 Notes Rate                                                                       3.000%
    (iv) Class A-3 Notes Accrual Basis                                                               30/360
  (F) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                           $167,750,000.00
    (ii)  Class A-4 Notes Percentage (F(i)/B)                                                        16.29%
    (iii) Class A-4 Notes Rate                                                                       3.610%
    (iv) Class A-4 Notes Accrual Basis                                                               30/360
  (G) Certificates
    (i)   Certificates Balance                                                               $25,750,000.95
    (ii)  Certificates Percentage (G(i)/B)                                                            2.50%
    (iii) Certificates Rate                                                                          3.610%
    (iv) Certificates Accrual Basis                                                                  30/360
  (H) Servicing Fee Rate                                                                              1.00%
  (I) Portfolio Summary
    (i)   Weighted Average Coupon (WAC)                                                               5.66%
    (ii)  Weighted Average Original Maturity                                                                months
(WAOM)                                                                                                54.76
    (iii) Weighted Average Remaining Maturity                                                               months
(WAM)                                                                                                 47.92
    (iv) Number of Receivables                                                                       72,595
  (J) Reserve Account
    (i)   Reserve Account Initial Deposit
Percentage                                                                                            0.50%
    (ii)  Reserve Account Initial Deposit                                                     $5,150,000.00
    (iii) Specified Reserve Account Percentage                                                        0.50%
    (iv) Specified Reserve Account Balance                                                    $5,150,000.00

  (K) Yield Supplement Account Deposit                                                        $3,190,977.35

II. INPUTS FROM PREVIOUS MONTHLY
--------------------------------
SERVICER REPORTS
----------------
  (A) Total Portfolio Balance                                                             $1,030,000,000.95
  (B) Total Securities Balance                                                            $1,030,000,000.95
  (C) Cumulative Note and Certificate Pool Factor                                                 1.0000000
  (D) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                           $285,500,000.00
    (ii)  Class A-1 Notes Pool Factor                                                             1.0000000
    (iii) Class A-1 Notes Interest Carryover Shortfall                                                $0.00
    (iv) Class A-1 Notes Principal Carryover
 Shortfall                                                                                            $0.00


  (E) Class A-2 Notes
    (i)   Class A-2 Notes Balance                                                           $261,000,000.00
    (ii)  Class A-2 Notes Pool Factor                                                             1.0000000
    (iii) Class A-2 Notes Interest Carryover
 Shortfall                                                                                            $0.00
    (iv) Class A-2 Notes Principal Carryover Shortfall                                                $0.00
  (F) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                           $290,000,000.00
    (ii)  Class A-3 Notes Pool Factor                                                             1.0000000
    (iii) Class A-3 Notes Interest Carryover Shortfall                                                $0.00
    (iv) Class A-3 Notes Principal Carryover
 Shortfall                                                                                            $0.00
  (G) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                           $167,750,000.00
    (ii)  Class A-4 Notes Pool Factor                                                             1.0000000
    (iii) Class A-4 Notes Interest Carryover Shortfall                                                $0.00
    (iv) Class A-4 Notes Principal Carryover
 Shortfall                                                                                            $0.00
  (H) Certificates
    (i)   Certificates Balance                                                               $25,750,000.95
    (ii)  Certificates Pool Factor                                                                1.0000000
    (iii) Certificates Interest Carryover Shortfall                                                   $0.00
    (iv) Certificates Principal Carryover Shortfall                                                   $0.00
  (I) Servicing Fee
    (i)   Servicing Fee Shortfall                                                                     $0.00
  (J) End of Prior Month Account Balances
    (i)   Reserve Account                                                                     $5,150,000.00
    (ii)   Yield Supplement Account                                                           $3,190,977.35
    (iii) Payahead Account                                                                       $67,865.70
    (iv) Advances Outstanding                                                                    $86,043.70
  (K) Portfolio Summary as of End of Prior Year
    (i)   Weighted Average Coupon (WAC)                                                               5.66%
    (ii)  Weighted Average Remaining Maturity                                                               months
  (WAM)                                                                                               47.92
    (iii) Number of Receivables                                                                      72,595
  (L) Note and Certificate Percentages
    (i)   Note Percentage                                                                           100.00%
    (ii)  Certificate Percentage                                                                      0.00%

III. INPUTS FROM THE MAINFRAME
------------------------------
  (A) Precomputed Contracts Principal
    (i)   Scheduled Principal Collections                                                     $5,002,083.27
    (ii)  Prepayments in Full                                                                 $1,414,472.94
    (iii) Prepayments in Full due to Repurchases                                                      $0.00
  (B) Precomputed Contracts Total Collections                                                 $6,845,477.91
  (C) Precomputed Interest Receivables Interest
 (B-A((I)+(ii)+(iii)))                                                                          $428,921.70
  (D) Simple Interest Receivables Principal
    (i)   Principal Collections                                                             $193,445,850.57
    (ii)  Prepayments in Full                                                                $79,075,983.01
    (iii) Repurchased Receivables Related to
 Principal                                                                                            $0.00
  (E) Simple Interest Receivables Interest
    (i)   Simple Interest Collections                                                        $37,865,085.85
  (F) Payment Advance for Precomputes
    (i) Reimbursement of Previous Advances                                                      $270,593.45
    (ii) Current Advance Amount                                                                 $318,169.12
  (G) Interest Advance for simple Interest - Net                                                $398,441.50
  (H) Payahead Account
    (i)  Payments Applied                                                                       $341,144.81
    (ii) Additional Payaheads                                                                   $330,532.49
  (I) Portfolio Summary as of End of Month


    (i)   Weighted Average Coupon (WAC)                                                               5.63%
    (ii)  Weighted Average Remaining Maturity                                                               months
  (WAM)                                                                                               40.13
    (iii) Remaining Number of Receivables                                                            63,450

  (J) Delinquent Receivables                                # Units                        Dollar Amount
                                                            -------                        -------------
    (i)  31-60 Days Delinquent                      1,422          2.24%           $17,091,127.82      2.30%
    (ii)  61-90 Days Delinquent                       213          0.34%            $2,261,542.96      0.30%
    (ii) 91 Days or More Delinquent                    43          0.07%              $443,549.73      0.06%
  (K) Vehicles Repossessed During Collection
 Period                                                74          0.12%              $980,319.15      0.13%
  (L) Total Accumulated Repossessed Vehicles in
 Inventory                                            162          0.26%            $2,001,388.29      0.27%

IV. INPUTS DERIVED FROM OTHER
-----------------------------
SOURCES
-------
  (A) Collection Account Investment Income                                                            $0.00
  (B) Reserve Account Investment Income                                                          $51,320.25
  (C) Yield Supplement Account Investment
 Income                                                                                          $24,901.02
  (D) Trust Fees Expense                                                                         $11,500.00
  (E) Aggregate Net Losses for Collection Period                                              $4,388,506.95
  (F) Liquidated Receivables Information
    (i) Gross Principal Balance on Liquidated
 Receivables                                                                                  $6,453,469.77
    (ii) Liquidation Proceeds                                                                  1,481,451.58
    (ii) Recoveries from Prior Month Charge Offs                                                $583,511.24
  (G) Days in Accrual Period                                                                            268
  (H) Deal age                                                                                            9

                                   COLLECTIONS

V. INTEREST COLLECTIONS
-----------------------
  (A) Total Interest Collections
(III(C+E(i)-F(i)+F(ii)+G)                                                                    $38,740,024.72

VI. PRINCIPAL COLLECTIONS
-------------------------
  (A) Principal Payments Received
(III(A((i)+(ii))+(D(i)+(ii)))                                                               $278,938,389.79
  (B) Liquidation Proceeds  (IV(F(i)))                                                         1,481,451.58
  (C) Repurchased Loan Proceeds Related to Principal
(III(A(iii)+D(iii)))                                                                                   0.00
  (D) Recoveries from Prior Month Charge Offs
(IV(F(ii)))                                                                                      583,511.24
                                                                                    ------------------------
  (E) Total Principal Collections   (A+B+C+D)
                                                                                             281,003,352.61

VII. TOTAL INTEREST AND PRINCIPAL
---------------------------------
COLLECTIONS (V(A)+VI(E))                                                                     319,743,377.33
------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                $1,667,488.66
------------------------------

IX. TOTAL AVAILABLE AMOUNT
--------------------------
(VII+VIII)                                                                                   321,410,865.99
----------


                                                   DISTRIBUTIONS

X. FEE DISTRIBUTIONS
--------------------
  (A) Servicing Fee
    (i)   Servicing Fee Due
 (I(H)/12)(II(B))+(II(H)(i))                                                                  $6,785,076.91
    (ii)  Servicing Fee Paid                                                                  $6,785,076.91
                                                                                    ------------------------
    (iii) Servicing Fee Shortfall                                                                     $0.00
  (B) Reserve Account Investment Income (IV(B))                                                   51,320.25
  (C) Yield Supplement Account Investment Income
 (IV(C))                                                                                          24,901.02
  (D) Trust Fees Expense (IV(D))
                                                                                                  11,500.00

XI. DISTRIBUTIONS TO
--------------------
NOTEHOLDERS
-----------
  (A) Interest
    (i) Class A-1 Notes
       (a)   Class A-1 Notes Interest Due                                                     $2,152,939.45
       (b)  Class A-1 Notes Interest Paid                                                      2,152,939.45
                                                                                    ------------------------
       (c) Class A-1 Notes Interest Shortfall                                                         $0.00
    (ii) Class A-2 Notes
       (a)   Class A-2 Notes Interest Due                                                     $4,325,640.00
       (b)  Class A-2 Notes Interest Paid                                                      4,325,640.00
                                                                                    ------------------------
       (c) Class A-2 Notes Interest Shortfall                                                         $0.00
    (iii) Class A-3 Notes
       (a)   Class A-3 Notes Interest Due                                                     $6,380,000.00
       (b)  Class A-3 Notes Interest Paid                                                      6,380,000.00
                                                                                    ------------------------
       (c) Class A-3 Notes Interest Shortfall                                                         $0.00
    (iv) Class A-4 Notes
       (a)   Class A-4 Notes Interest Due                                                     $4,440,901.69
       (b)  Class A-4 Notes Interest Paid                                                      4,440,901.69
                                                                                    ------------------------
       (c) Class A-4 Notes Interest Shortfall                                                         $0.00
    (v) Total Note Interest
       (a)   Total Note Interest Due                                                         $17,299,481.14
       (b)  Total Note Interest Paid                                                          17,299,481.14
                                                                                    ------------------------
       (c) Total Note Interest Shortfall                                                              $0.00
       (d) Reserve Fund Withdrawn for Note Interest                                                   $0.00
Amount available for distributions after Fees & Interest
(IX-(X(A)(ii)-(D))-XI(A)(v)(b))                                                              297,314,807.94
  (B) Principal
    (i) Noteholders' Principal Distribution Amounts                                         $285,391,859.56
    (ii) Class A-1 Notes Principal
       (a)   Class A-1 Notes Principal Due
                                                                                             285,391,859.56
       (b)  Class A-1 Notes Principal Paid                                                   285,391,859.56
                                                                                    ------------------------
       (c) Class A-1 Notes Principal Shortfall                                                        $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (iii) Class A-2 Notes Principal
       (a)   Class A-2 Notes Principal Due                                                            $0.00
       (b)  Class A-2 Notes Principal Paid                                                            $0.00
                                                                                    ------------------------
       (c) Class A-2 Notes Principal Shortfall                                                        $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (iv) Class A-3 Notes Principal
       (a)   Class A-3 Notes Principal Due                                                            $0.00
       (b)  Class A-3 Notes Principal Paid                                                            $0.00
                                                                                    ------------------------
       (c) Class A-3 Notes Principal Shortfall                                                        $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (v) Class A-4 Notes Principal
       (a)   Class A-4 Notes Principal Due                                                            $0.00
       (b)  Class A-4 Notes Principal Paid                                                            $0.00
                                                                                    ------------------------
       (c) Class A-4 Notes Principal Shortfall                                                        $0.00


       (d) Reserve Fund drawn                                                                         $0.00
    (vi) Total Notes Principal
       (a)   Total Notes Principal Due                                                      $285,391,859.56
       (b)  Total Notes Principal Paid                                                       285,391,859.56
                                                                                    ------------------------
       (c) Total Notes Principal Shortfall                                                            $0.00
       (d) Reserve Fund drawn                                                                         $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
  Amount available for deposit into reserve account                                          $11,922,948.38
  Amount deposited into reserve Account                                                                0.00
                                                                                    ------------------------
  Excess Amount Release from Reserve Account                                                           0.00
                                                                                    ------------------------
  Excess funds available to Certificateholders                                                11,922,948.38
                                                                                    ------------------------

XIII. DISTRIBUTIONS TO
----------------------
CERTIFICATEHOLDERS
------------------
  (A) Interest
     (i)   Certificate Interest Due                                                             $681,688.39
     (ii)   Certificate Interest Shortfall Beginning
Balance                                                                                               $0.00
                                                                                    ------------------------
     (iii)   Total Certificate Interest Due                                                     $681,688.39
     (iv)  Certificate Interest Paid                                                             681,688.39
     (v) Certificate Interest Shortfall Ending
Balance                                                                                               $0.00
  (B) Principal
     (i)   Certificate Principal Due                                                                  $0.00
     (ii)   Certificate Principal Shortfall Beginning
Balance                                                                                               $0.00
                                                                                    ------------------------
     (iii)   Total Certificate Principal Due                                                          $0.00
     (iv)  Certificate Principal Paid                                                                  0.00
     (v) Certificate Principal Shortfall Ending
Balance                                                                                               $0.00
  (C) Release to Seller                                                                      $11,241,259.99

                              DISTRIBUTIONS SUMMARY

  (A) Total Collections                                                                     $321,410,865.99
  (B) Service Fee                                                                             $6,785,076.91
  (C) Trustee Fees                                                                               $11,500.00
  (D) Class A1 Amount                                                                       $287,544,799.01
  (E) Class A2 Amount                                                                         $4,325,640.00
  (F) Class A3 Amount                                                                         $6,380,000.00
  (G) Class A4 Amount                                                                         $4,440,901.69
  (H) Amount Deposited into Reserve Account                                                           $0.00
  (I) Certificateholders                                                                        $681,688.39
  (J) Release to seller                                                                      $11,241,259.99
  (K) Total amount distributed                                                              $321,410,865.99
  (L) Amount of Draw from Reserve Account                                                              0.00
  (M) Excess Amount Released from Reserve
Account                                                                                                0.00


                         PORTFOLIO AND SECURITY SUMMARY

XIV. POOL BALANCES AND
----------------------
PORTFOLIO INFORMATION
---------------------                                        -------------------              -------------
  (A) Balances and Principal Factors                         Beginning of Period              End of Period
                                                             -------------------              -------------
    (i)    Aggregate Balance of Notes                          $1,004,250,000.00            $718,858,140.44
    (ii)   Note Pool Factor                                            1.0000000                  0.7158159


    (iii)  Class A-1 Notes Balance                                285,500,000.00                 108,140.44
    (iv)   Class A-1 Notes Pool Factor                                 1.0000000                  0.0003788
    (v)    Class A-2 Notes Balance                                261,000,000.00             261,000,000.00
    (vi)   Class A-2 Notes Pool Factor                                 1.0000000                  1.0000000
    (vii)  Class A-3 Notes Balance                                290,000,000.00             290,000,000.00
    (viii) Class A-3 Notes Pool Factor                                 1.0000000                  1.0000000
    (ix)  Class A-4 Notes Balance                                 167,750,000.00             167,750,000.00
    (x) Class A-4 Notes Pool Factor                                    0.0000000                  1.0000000
    (xi)   Certificates Balance                                    25,750,000.95              25,750,000.95
    (xii)    Certificates Pool Factor                                  1.0000000                  1.0000000
    (xiii)   Total Principal Balance of Notes and
  Certificates                                                  1,030,000,000.95             744,608,141.39

  (B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                    5.66%                      5.63%
    (ii)  Weighted Average Remaining Maturity                                      months                   months
  (WAM)                                                                    47.92                      40.13
    (iii) Remaining Number of Receivables                                 72,595                     63,450
    (iv)  Portfolio Receivable Balance                         $1,030,000,000.95            $744,608,141.39
  (C) Outstanding Advance Amount                                      $86,043.70                $532,060.87
  (D) Outstanding Payahead Balance                                    $67,865.70                 $57,253.38


                               SUMMARY OF ACCOUNTS

XV. RECONCILIATION OF RESERVE
-----------------------------
ACCOUNT
-------
  (A) Beginning Reserve Account Balance                                                       $5,150,000.00
  (B) Draws                                                                                            0.00
    (i)   Draw for Servicing Fee                                                                       0.00
    (ii)  Draw for Interest                                                                            0.00
    (iii) Draw for Realized Losses                                                                     0.00
  (C) Excess Interest Deposited into the Reserve
 Account                                                                                               0.00
  (D) Reserve Account Balance Prior to Release                                                 5,150,000.00
  (E) Reserve Account Required Amount                                                          5,150,000.00
  (F) Final Reserve Account Required Amount                                                    5,150,000.00
  (G) Excess Reserve Account Amount                                                                    0.00
  (H) Ending Reserve Account Balance                                                           5,150,000.00

XVI. RECONCILIATION OF YIELD
----------------------------
SUPPLEMENT ACCOUNT
------------------
  (A) Beginning Yield Supplement Account
 Balance                                                                                       3,190,977.35
  (B) Investment Earnings                                                                         24,901.02
  (C) Investment Earnings Withdraw                                                                24,901.02
  (D) Additional Yield Supplement Amounts                                                              0.00
  (E) Yield Supplement Deposit Amount                                                          1,667,488.66
                                                                                    ------------------------
  (F) Ending Yield Supplement Account Balance                                                  1,523,488.69

XVII. NET LOSS AND DELINQUENCY
------------------------------
ACCOUNT ACTIVITY
----------------
  (A) Liquidated Contracts
    (i)   Liquidation Proceeds                                                                $1,481,451.58
    (ii) Recoveries on Previously Liquidated
 Contracts                                                                                       583,511.24
  (B) Aggregate Net Losses for Collection
 Period                                                                                        4,388,506.95
  (C) Net Loss Rate for Collection Period
 (annualized)                                                                                         0.49%
  (D) Cumulative Net Losses for all Periods                                                    4,388,506.95

  (E) Delinquent Receivables                          # Units                         Dollar Amount
                                                      -------                         -------------
    (i)  31-60 Days Delinquent                  1,422           2.24%           $17,091,127.82         2.30%
    (ii)  61-90 Days Delinquent                   213           0.34%            $2,261,542.96         0.30%
    (ii) 91 Days or More Delinquent                43           0.07%              $443,549.73         0.06%

XVIII. REPOSSESSION ACTIVITY
----------------------------

                                                      # Units                         Dollar Amount
                                                      -------                         -------------
  (A) Vehicles Repossessed During Collection
Period                                             74           0.12%              $980,319.15         0.13%
  (B) Total Accumulated Repossessed Vehicles in
Inventory                                         162           0.26%            $2,001,388.29         0.27%


XIX. TESTS FOR INCREASE IN SPECIFIED
------------------------------------
RESERVE ACCOUNT BALANCE
-----------------------

  (A) Ratio of Net Losses to the Pool Balance as of
Each Collection Period
    (i) Second Preceding Collection Period                                                            1.38%
    (ii) Preceding Collection Period                                                                  0.94%
    (iii) Current Collection Period                                                                   1.09%
    (iv) Three Month Average (Avg(i,ii,iii))                                                          1.14%
  (B) Ratio of Balance of Contracts Delinquent 60 Days or More to the Outstanding
Balance of Receivables.
    (i) Second Preceding Collection Period                                                            0.93%
    (ii) Preceding Collection Period                                                                  0.83%
    (iii) Current Collection Period                                                                   0.66%
    (iv) Three Month Average (Avg(i,ii,iii))                                                          0.80%

  (C) Loss and Delinquency Trigger Indicator                                           Trigger was not hit.



I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.


By:
/S/ JOHN I. WEISICKLE
JOHN I. WEISICKLE, VICE PRESIDENT